Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) Of
The Securities Exchange Act of 1934

Date of Earliest Report Event:  March 10, 2010

RICK'S CABARET INTERNATIONAL, INC.
(Exact Name of Registrant As Specified in Its Charter)

Texas	001-13992	76-0037324
(State Or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10959 Cutten Road
Houston, Texas 77066
(Address Of Principal Executive Offices, Including Zip Code)

(281) 397-6730
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

As previously reported on Form 8-K filed with the Commission on February 17, 2010, on February 16, 2010, Rick’s Cabaret International, Inc. (the “Company”), VCG Holding Corp. (“VCG"), Troy Lowrie, VCG's Chairman and Chief Executive Officer, and Lowrie Management, LLLP (“Lowrie Management” and, together with Mr. Lowrie, “Lowrie”), entered into a non-binding (except as to certain provisions, including exclusivity and confidentiality) letter of intent (the "Letter of Intent").  Further, the Letter of Intent provided for a binding exclusivity period through March 12, 2010, during which time VCG agreed, on behalf of itself and its representatives, to negotiate exclusively with the Company.  The Letter of Intent also provided that if a definitive Merger agreement was not entered into by March 12, 2010, the Letter of Intent will automatically terminate, unless extended by the parties.

On March 10, 2010, the Company entered into an Amendment to Letter of Intent to amend the Letter of Intent such that all references to March 12, 2010 in the Letter of Intent will be replaced by references to March 31, 2010.  All other terms of the Letter of Intent are to remain in full force and effect.  As such, the exclusive negotiation period and the termination date, described above, have been extended to March 31, 2010.

The foregoing description of the Letter of Intent is qualified in its entirety by the Letter of Intent filed as Exhibit 99.1 to the February 17, 2010 Form 8-K, which is incorporated by reference herein.

On March 11, 2010, the Company issued a press release regarding the extension of the Letter of Intent.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed Merger, VCG and the Company intend to file documents relating to the transaction with the SEC, including the registration statement to be filed by the Company containing the joint proxy/statement prospectus.  Investors are urged to read the joint proxy statement/prospectus regarding the proposed Merger, if and when it becomes available, because it will contain important information. When it becomes available, shareholders and other investors will be able to obtain a free copy of the joint proxy statement/prospectus, and are able to obtain free copies of other filings and furnished materials containing information about VCG and the Company, at the SEC's internet website at www.sec.gov.  Copies of the joint proxy statement/prospectus when it becomes available and any SEC filings incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to VCG Holding Corp., 390 Union Boulevard, Suite 540, Lakewood, Colorado 80228, telephone (303) 934-2424, Attention: Courtney Cowgill, or to Rick’s Cabaret International, Inc., 10959 Cutten Road, Houston, Texas, 77066, telephone (281) 397-6730, Attention: Phil Marshall.

Interests of Participants in the Solicitation of Proxies

Each of VCG and the Company and their respective directors and executive officers may be deemed to be "participants" in the solicitation of proxies in respect of the proposed transaction under SEC rules.  Information regarding VCG's directors and executive officers is available in its definitive proxy statement on Schedule 14A filed with the SEC on April 30, 2009, and information regarding the Company’s directors and executive officers is available in its definitive proxy statement on Schedule 14A filed with the SEC on July 7, 2009 and in its annual report on Form 10-K filed with the SEC on December 17, 2009.  Copies of these documents can be obtained, without charge, at the SEC's internet website at www.sec.gov or by directing a request to VCG or the Company, as applicable, at the addresses above.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K regarding the proposed Merger not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "would," "will," "planned," "estimated," "potential," "goal," "outlook," and similar expressions, as they relate to the Company, its management or the proposed Merger have been used to identify such forward-looking statements. All forward-looking statements reflect only current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to the Company. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the Company's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about whether the Company will enter into and close a definitive Merger agreement and other intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Letter of Intent; (2) the outcome of any legal proceedings that may be instituted against the Company and others in connection with the proposed Merger; (3) the inability to complete the Merger due to the failure to obtain stockholder approval or satisfy other conditions to the closing of the Merger; (4) risks that the proposed Merger, including the uncertainty surrounding the closing of the Merger, will disrupt the current plans, operations and relationships of the Company, including as a result of undue distraction of management and personnel retention problems; (5) the risk that the businesses would not be integrated successfully; and (6) the amount of the costs, fees, expenses and charges related to the proposed Merger.  Additional factors that could cause the Company's results to differ materially from those described in the forward-looking statements are described in the Company's Annual Report on Form 10-K filed with the SEC December 17, 2009 and the Company's other periodic and current reports filed with the SEC from time to time and available on the SEC's internet website at www.sec.gov<http://www.sec.gov>. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

99.1	Press Release dated March 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RICK'S CABARET INTERNATIONAL, INC.

/s/ Eric Langan
By: Eric Langan
Date: March 10, 2010	Chairman, President, Chief Executive Officer